    As filed with the Securities and Exchange Commission on May 3, 2000

                                                 Registration No. 333-34342
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------

                              AMENDMENT NO. 1

                                    TO

                                 FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                                  GENUITY INC.
             (Exact Name of Registrant as Specified in its Charter)

                               ----------------

         Delaware                     7370                   74-2864824
      (State or Other     (Primary Standard Industrial    (I.R.S. Employer
      Jurisdiction of      Classification Code Number)   Identification No.)
     Incorporation or
       Organization)

                               ----------------

                             3 Van de Graaff Drive
                        Burlington, Massachusetts 01803
                                 (781) 262-3000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               ----------------

                                PAUL R. GUDONIS
                      Chairman and Chief Executive Officer
                             3 Van de Graaff Drive
                        Burlington, Massachusetts 01803
                           Telephone: (781) 262-3000
                            Telecopy: (781) 262-3408
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ----------------

                                   Copies to:

 KEITH F. HIGGINS, ESQ.       IRA H. PARKER, ESQ.      JOHN T. BOSTELMAN, ESQ.
  PATRICK O'BRIEN, ESQ.         General Counsel          Sullivan & Cromwell
      Ropes & Gray           3 Van de Graaff Drive        125 Broad Street
 One International PlaceBurlington, Massachusetts 01803
                                                      New York, New York 10004
  Boston, Massachusetts    Telephone: (781) 262-3000    Telephone: (212) 558-
          02110             Telecopy: (781) 262-3408            4000
  Telephone: (617) 951-                               Telecopy: (212) 558-3588
          7000
Telecopy: (617) 951-7050

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ----------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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


           THE SOLE PURPOSE OF THIS FILING IS TO FILE EXHIBIT 10.8.

                THERE HAVE BEEN NO CHANGES TO THE PROSPECTUS.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. Other Expenses of Issuance and Distribution.

   The following table sets forth the various expenses in connection with the sale and distribution of the securities being registered, other than the underwriting discounts and commissions. All amounts shown are estimates, except the Securities and Exchange Commission Registration Fee and the National Association of Securities Dealers, Inc. Filing Fee.

      Securities and Exchange Commission Registration Fee.............. $ 2,640
      National Association of Securities Dealers Filing Fee............   1,500
      Exchange Listing Fee.............................................       *
      Blue Sky Fees and Expenses.......................................  10,000
      Transfer Agent and Registrar Fees................................       *
      Accounting Fees and Expenses.....................................       *
      Directors and Officers Liability Insurance.......................       *
      Legal Fees and Expenses..........................................       *
      Printing Expenses................................................       *
      Miscellaneous....................................................       *
                                                                        -------
        TOTAL.......................................................... $     *

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* To Be Included By Amendment

ITEM 14. Indemnification of Directors and Officers.

   Section 145 of the Delaware General Corporation Law authorizes a court to award, or the board of directors of a corporation to grant, indemnity to directors and officers in terms sufficiently broad to permit indemnification under some circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933.

   As permitted by the Delaware General Corporation Law, the certificate of incorporation of the Registrant provides that its directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the exculpation from liabilities is not permitted under the Delaware General Corporation Law as in effect at the time the liability is determined. As permitted by the Delaware General Corporation Law, the certificate of incorporation of the Registrant also provides that the Registrant shall indemnify its directors to the full extent permitted by the laws of the State of Delaware.

   The Registrant is in the process of obtaining policies of insurance under which coverage will be provided (a) to its directors and officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts, including claims relating to public securities matters and (b) to the Registrant with respect to payments which may be made by the Registrant to these officers and directors pursuant to the above indemnification provision or otherwise as a matter of law.

   The Underwriting Agreement provides for the indemnification of officers and directors of the Registrant by the Underwriters against some types of liability.

ITEM 15. Recent Sales of Unregistered Securities.

   In the three fiscal years prior to the effective date of this Registration Statement, we have issued and sold the following unregistered securities:

   The sales and issuances of securities listed above, other the sales and
issuances in Item   , were deemed to be exempt from registration under Section
4(2) of the Securities Act or Regulation D thereunder as transactions not involving a public offering. The sales and issuances of securities listed above
in Item    were deemed to be exempt from registration under the Securities Act by virtue of Rule 701 promulgated under Section 3(b) of the Securities Act of 1933 as transactions pursuant to compensation benefit plans and contracts relating to compensation. All of the foregoing securities are deemed restricted securities for purposes of the Securities Act.

ITEM 16. Exhibits and Financial Statement Schedules.

  (a) The following exhibits are filed herewith:

 Exhibit
 Number  Exhibit Title
 ------- -------------
  1.1    Form of Underwriting Agreement*
  3.1    Certificate of Incorporation*
  3.2    Amended and Restated Certificate of Incorporation (To Be Filed Prior
         To Closing Of Offering)*
  3.3    By-laws*
  4.1    Specimen Class A Common Stock Certificate*
  5.1    Opinion of Ropes & Gray*
 10.1    2000 Long-Term Incentive Plan*
 10.2    2000 Compensation Plan for Non-Employee Directors*
 10.3    IRU Agreement dated as of May 2, 1997 by and between Qwest
         Communications Corporation and GTE Intelligent Network Services
         Incorporated(1)
 10.4    First Amendment to IRU Agreement dated as of August 13, 1997(2)+
 10.5    Second Amendment IRU Agreement dated as of May 29, 1998(2)+
 10.6    Third Amendment to IRU Agreement dated as of November 16, 1998(2)+
 10.7    Fourth Amendment to IRU Agreement dated as of February 5, 1999(2)+
 10.8    Network Services Agreement by and between America Online, Inc. and BBN
         Corporation effective as of December 31, 1999(2)
 21.1    Subsidiaries*
 23.1    Consent of Ropes & Gray (Exhibit 5.1)*
 23.2    Consent of Arthur Andersen LLP+
 24.1    Power of Attorney (Signature Page)+
 27.     Financial Data Schedule+

--------

*To Be Filed By Amendment.

+Previously Filed.

(1) Incorporated by reference to the Registration Statement of Qwest Communications International Inc. on Form S-1/A filed with the Securities and Exchange Commission on May 16, 1997 (File No. 333-25391). There are portions of this agreement that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(2) There are portions of these agreements that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.


   Other financial statement schedules are omitted because the information called for is not required or is shown either in the financial statements or the notes thereto.

ITEM 17. Undertakings.

    (a) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under "Item 14--Indemnification of Directors and Officers" above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against these liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by the director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether the indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue.

    (b) The undersigned Registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of these securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) The undersigned Registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement, certificates in the denominations and registered in the names required by the underwriters to permit prompt delivery to each purchaser.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of Massachusetts, on the 3rd day of May, 2000.

                                          GENUITY INC.


                                                 /s/  Paul R. Gudonis
                                          By __________________________________
                                                     Paul R. Gudonis
                                                 Chief Executive Officer

                               POWER OF ATTORNEY

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----

   /s/       Paul R. Gudonis         Chief Executive Officer and      May 3, 2000
____________________________________ Director (Principal
          Paul R. Gudonis            Executive Officer)

                 *                   Director                         May 3, 2000
____________________________________
          Charles J. Gibney

                 *                   Director                         May 3, 2000
____________________________________
           James L. Freeze

                 *                   Vice President, Finance          May 3, 2000
____________________________________ (Principal Financial Officer
         David B. Monaghan           and Principal Accounting
                                     Officer)

   /s/       Paul R. Gudonis
____________________________________
 *Paul R. Gudonis, Attorney-in-Fact

                                 EXHIBIT INDEX

 Exhibit
 Number  Exhibit Title
 ------- -------------
  1.1    Form of Underwriting Agreement*
  3.1    Certificate of Incorporation*
  3.2    Amended and Restated Certificate of Incorporation (To Be Filed Prior
         To Closing Of Offering)*
  3.3    By-laws*
  4.1    Specimen Class A Common Stock Certificate*
  5.1    Opinion of Ropes & Gray*
 10.1    2000 Long-Term Incentive Plan*
 10.2    2000 Compensation Plan for Non-Employee Directors*
 10.3    IRU Agreement dated as of May 2, 1997 by and between Qwest
         Communications Corporation and GTE Intelligent Network Services
         Incorporated(1)
 10.4    First Amendment to IRU Agreement dated as of August 13, 1997(2)+
 10.5    Second Amendment IRU Agreement dated as of May 29, 1998(2)+
 10.6    Third Amendment to IRU Agreement dated as of November 16, 1998(2)+
 10.7    Fourth Amendment to IRU Agreement dated as of February 5, 1999(2)+
 10.8    Network Services Agreement by and between America Online, Inc. and BBN
         Corporation effective as of December 31, 1999(2)
 21.1    Subsidiaries*
 23.1    Consent of Ropes & Gray (Exhibit 5.1)*
 23.2    Consent of Arthur Andersen LLP+
 24.1    Power of Attorney (Signature Page)+
 27.     Financial Data Schedule+

--------

*To Be Filed By Amendment.

+Previously Filed.

(1) Incorporated by reference to the Registration Statement of Qwest Communications International Inc. on Form S-1/A filed with the Securities and Exchange Commission on May 16, 1997 (File No. 333-25391). There are portions of this agreement that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(2) There are portions of these agreements that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.